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                                                                         Exhibit
                                                                         99.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick W. Allender, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Danaher Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Danaher Corporation.

Date: March 28, 2003             By:    /s/ Patrick W. Allender
                                        -----------------------
                                        Name:    Patrick W. Allender
                                        Title:   Executive Vice President, Chief
                                                 Financial Officer and Secretary

A signed original of this written statement required by Section 906 has been provided to Danaher Corporation and will be retained by Danaher Corporation and furnished to the Securities and Exchange Commission or its Staff upon request.